UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 15, 2014
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operation
Item 1.01 - Entry into a Material Definitive Agreement.
Section 2 - Financial Information
Item 2.01 - Completion of Acquisition or Disposition of Assets.
The following information is being filed pursuant to both Item 1.01 and 2.01.
On October 15, 2014, Rainmaker Systems, Inc. (the "Company") and N3 North America, LLC (the “Purchaser”) signed and closed an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which the Company agreed to sell to the Purchaser certain of the Company’s customer contracts and subcontracts, and certain related intellectual property and fixed assets, relating to the Company’s Global Commerce Services business.
Pursuant to the Asset Purchase Agreement, as consideration for the asset sale, the Company received from the Purchaser (i) a cash payment at closing of $1,000,000, net of escrowed amounts, costs and certain third party payments required to consummate the transaction, (ii) Purchaser’s agreement to assume certain liabilities under the assumed customer contracts and subcontracts and (iii) a promissory note in the principal amount of $492,220 payable in three installments over 180 days.
The Asset Purchase Agreement also contains customary representations, warranties and covenants, including non-competition, non-solicitation and indemnification provisions.

The asset sale is part of the Company’s increased focus on its ViewCentral learning management system division.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Asset Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company intends to provide pro forma financial information with respect to the asset sale by a subsequent amendment to this Current Report on Form 8-K.
Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 16, 2014, to support the Company’s increased focus on its ViewCentral learning management system division, the Company appointed Terry Lydon, 56, as the Company's Chief Executive Officer, to succeed James Hopkins, the Company’s interim CEO since July 15, 2014. Mr. Lydon has led the ViewCentral product initiative at the Company since September 2006 and has recently served as Chief Operating Officer of the Company since September 15, 2014. Mr. Lydon’s compensation will remain unchanged.
Mr. Hopkins will remain Chairman of the Company’s Board of Directors.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
10.1     Asset Purchase Agreement dated October 15, 2014, by and between N3 North America, LLC, as purchaser, and Rainmaker Systems, Inc., as seller.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

October 17, 2014	By: /s/ Bryant Tolles, III
Date	Name: Bryant Tolles, III
Title: Chief Financial Officer